                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 25, 2000


                                META GROUP, INC.
             (Exact name of registrant as specified in its charter)


               DELAWARE                                0-27280
     (State or other jurisdiction of          (Commission file number)
     incorporation)

                                   06-0971675
                        (IRS Employer Identification No.)


               208 HARBOR DRIVE, STAMFORD, CONNECTICUT     06912-0061
               (Address of principal executive office)     (Zip Code)

                                 (203) 973-6700
              (Registrant's telephone number, including area code)

                           NO CHANGE SINCE LAST REPORT
             (Former name or address, if changed since last report)

                          ----------------------------

ITEM 5. OTHER EVENTS

         On October 25, 2000, the Registrant announced that (i) it will hold a conference call on Tuesday, November 7, 2000 at 4:15 pm Eastern Time to discuss its financial results for the third quarter ended September 30, 2000, quarterly highlights and current expectations regarding its future performance, (ii) the conference call on November 7, 2000 will be accessible to the public through live Internet access in a listen-only mode and, (iii) the Registrant intends to make future quarterly conference calls accessible to the public through such live Internet access, as more fully described in the Registrant's press release dated October 25, 2000, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits.

99.1         Press release of META Group, Inc. dated October 25, 2000

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              META Group, Inc.

Date: October 27, 2000                        BY: /s/ DALE KUTNICK
                                              ----------------------------------
                                              President, Co-Research Director,
                                              Chief Executive Officer and
                                              Chairman of the Board of Directors